                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                April 16, 1997
           --------------------------------------------------------
               Date of Report (Date of earliest event reported)


                    First Merchants Acceptance Corporation
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    0-24686                     36-3759045
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)



           570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015
           --------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



                                (847) 948-9300
                       -------------------------------
                       (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

        On April 16, 1997, First Merchants Acceptance Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  EXHIBIT.

        Exhibit 99.1  Press release of the Registrant, dated April 16, 1997.

                                  SIGNATURE


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST MERCHANTS ACCEPTANCE CORPORATION


                                    /s/ Norman Smagley
                              --------------------------------------
                              Norman Smagley
Dated: April 16, 1997         Senior Vice President and Chief Financial Officer

                                EXHIBIT INDEX



EXHIBIT
  NO.                       DESCRIPTION
-------                  ----------------

 99.1            Press release of the Registrant dated April 16, 1997